1 Axogen Announces Transition of Finance Team Leadership Nir Naor Appointed CFO to Replace Peter Mariani as Company Aligns Executive Team with Financial Management Needs for Next Phase of Growth ALACHUA and TAMPA, Fla., Dec. 6, 2023 – Axogen, Inc. (NASDAQ: AXGN), a global leader in developing and marketing innovative surgical solutions for peripheral nerve injuries, today announced the appointment of Mr. Nir Naor as Chief Financial Officer, effective immediately. A senior finance executive with more than 20 years of experience primarily in the life sciences industry, he replaces Peter Mariani, who will depart Axogen following a brief transition period. The move aligns the executive team with the Company’s financial management and investor relations needs going forward as Axogen focuses on continued revenue growth across both business categories while driving toward being cash flow positive and profitable. “We determined with the Board of Directors that a change to our finance team leadership was in Axogen’s best interests as our strategic focus evolves,” said Karen Zaderej, the Company’s Chairman, President, and Chief Executive Officer. “Pete was integral in helping us build Axogen and our platform for product manufacturing and sales growth. We are grateful to him for his contributions as a dedicated member of our team. Looking ahead, we are confident that Nir brings strategic commercial and operational expertise to Axogen that is important to our next phase of growth and commercial execution.” “I am impressed by Axogen’s unique offering, market leadership, and potential. I am excited to join the Company and leverage my experience to support it in its growth and trajectory towards profitability,” said Mr. Naor. Mr. Naor has diverse finance and operations leadership experience with public and private pharma, life sciences, and medtech companies worldwide. In previous roles, he managed global organizations with up to $2.5 billion in sales and built top-performing finance & accounting, IR, legal, contracting & pricing, IT, and big data analytics functions. Mr. Naor has served as the CFO of Arbor Pharmaceuticals and supported its strategic pivot. He was also the CFO U.S. / Americas of Mölnlycke Healthcare, where he played a pivotal role in its growth and profitability improvement and was the founder of UCB’s global Portfolio Management and Resource Allocation function, as well as the company’s U.S. CFO. Earlier in his career, he held several finance leadership positions with AstraZeneca, served as a financial consultant and investment banker, worked as an auditor with KPMG, and practiced commercial law. He continues to advise and serve as a board member for emerging life sciences and technology companies. Mr. Naor holds a Master of Business Administration from IMD Business School in Switzerland, a master’s degree in law (LL.M.) from Hamburg University in Germany, and bachelor’s degrees in law (LL.B.) and in accounting from the Tel-Aviv University in Israel. Mr. Naor is also a CFA® charterholder.

2 In conjunction with the hiring of Mr. Naor, Axogen announced inducement grants under NASDAQ Listing Rule 5635(c)(4). Specifically, in connection with the commencement of his employment on Dec. 4, 2023, and as a material inducement of employment, he will be awarded an equity grant on Jan. 1, 2024, consisting of non-qualified restricted stock units (“RSUs”) representing 300,000 shares of the Company’s common stock. Shares representing 1/3 of the RSUs will vest on the one-year anniversary of the grant date, and shares representing 1/6 of the RSUs will vest on each six-month anniversary thereafter. The Company is maintaining full-year 2023 revenue guidance in the range of $154 million to $159 million, which represents annual growth of 11% - 15%. The Company anticipates that gross margin will be reduced with the continued transition to the new processing facility in the fourth quarter and continues to expect that gross margin for the full year 2023 will be approximately 80%. About Axogen Axogen (AXGN) is the leading Company focused specifically on the science, development, and commercialization of technologies for peripheral nerve regeneration and repair. Axogen employees are passionate about helping to restore peripheral nerve function and quality of life to patients with physical damage or transection to peripheral nerves by providing innovative, clinically proven, and economically effective repair solutions for surgeons and health care providers. Peripheral nerves provide the pathways for both motor and sensory signals throughout the body. Every day, people suffer traumatic injuries or undergo surgical procedures that impact the function of their peripheral nerves. Physical damage to a peripheral nerve, or the inability to properly reconnect peripheral nerves, can result in the loss of muscle or organ function, the loss of sensory feeling, or the initiation of pain. Axogen's platform for peripheral nerve repair features a comprehensive portfolio of products that are used across two primary application categories: scheduled, non-trauma procedures and emergent trauma procedures. Scheduled procedures are generally characterized as those where a patient is seeking relief from conditions caused by a nerve defect or surgical procedure. These procedures include providing sensation for women seeking breast reconstruction following a mastectomy, nerve reconstruction following the surgical removal of painful neuromas, oral and maxillofacial procedures, and nerve decompression. Emergent procedures are generally characterized as procedures resulting from injuries that initially present in an ER. These procedures are typically referred to and completed by a specialist either immediately or within a few days following the initial injury. Axogen’s product portfolio includes Avance® Nerve Graft, a biologically active off-the-shelf processed human nerve allograft for bridging severed peripheral nerves without the comorbidities associated with a second surgical site; Axoguard Nerve Connector®, a porcine submucosa ECM coaptation aid for tensionless repair of severed peripheral nerves; Axoguard Nerve Protector®, a porcine submucosa ECM product used to wrap and protect damaged peripheral nerves and reinforce the nerve reconstruction while

3 preventing soft tissue attachments; Axoguard HA+ Nerve Protector™, a porcine submucosa ECM base layer coated with a proprietary hyaluronate-alginate gel, a next- generation technology designed to provide short- and long-term protection for peripheral nerve injuries; and Axoguard Nerve Cap®, a porcine submucosa ECM product used to protect a peripheral nerve end and separate the nerve from the surrounding environment to reduce the development of symptomatic or painful neuroma. The Axogen portfolio of products is available in the United States, Canada, Germany, the United Kingdom, Spain, South Korea, and several other countries. Cautionary Statements Concerning Forward-Looking Statements This press release contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or predictions of future conditions, events, or results based on various assumptions and management's estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “continue,” “may,” “should,” “will,” “goals,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include the statement maintaining full-year 2023 revenue guidance in the range of $154 million to $159 million, and the statement that the Company anticipates that gross margin will be reduced with the continued transition to the new processing facility in the fourth quarter, and continues to expect that gross margin for the full year 2023 will be approximately 80%. Actual results or events could differ materially from those described in any forward-looking statements as a result of various factors, including, without limitation, the continued impact of COVID-19, global supply chain issues, record inflation, hospital staffing issues, product development, product potential, expected clinical enrollment timing and outcomes, regulatory process and approvals, processing facility transition timing and expense, financial performance, sales growth, surgeon and product adoption, market awareness of our products, data validation, our visibility at and sponsorship of conferences and educational events, global business disruption caused by Russia’s invasion of Ukraine and related sanctions, as well as those risk factors described under Part I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the most recently ended fiscal year and Part II, Item 1A., “Risk Factors,” for our Quarterly Report on Form 10-Q for the most recently ended fiscal quarter. Forward-looking statements are not a guarantee of future performance, and actual results may differ materially from those projected. The forward-looking statements are representative only as of the date they are made and, except as required by applicable law, we assume no responsibility to publicly update or revise any forward-looking statements.

4 Contact Information Investor Relations Axogen, Inc. Harold D. Tamayo htamayo@axogeninc.com 401-479-3408 Media Relations Russo Partners David Schull david.schull@russopartnersllc.com 858-717-2310